THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ANNEX A ATTACHED HERETO TO THE SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A ATTACHED HERETO) OWED BY MAKER (AS DEFINED BELOW) AND THE OTHER CREDIT PARTIES (AS DEFINED IN THE CREDIT AGREEMENTS REFERRED TO BELOW) PURSUANT TO (A) THAT CERTAIN FIRST LIEN CREDIT AND GUARANTY AGREEMENT DATED AS OF MAY 4, 2018 (THE “FIRST LIEN CREDIT AGREEMENT”) AMONG FUSION CONNECT, INC. (“PARENT”), MAKER AND CERTAIN OTHER SUBSIDIARIES OF PARENT, WILMINGTON TRUST, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE FIRST LIEN CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, (B) THAT CERTAIN SECOND LIEN CREDIT AND GUARANTY AGREEMENT DATED AS OF MAY 4, 2018 (THE “SECOND LIEN CREDIT AGREEMENT” AND, TOGETHER WITH THE FIRST LIEN CREDIT AGREEMENT, THE “CREDIT AGREEMENTS”) AMONG PARENT, MAKER AND CERTAIN OTHER SUBSIDIARIES OF PARENT, WILMINGTON TRUST, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SECOND LIEN CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND (C) THE OTHER SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A ATTACHED HERETO); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE SUBORDINATION PROVISIONS SET FORTH IN ANNEX A ATTACHED HERETO.

Date: May 4, 2018	Amount $1,276,336.68

AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE

FOR VALUE RECEIVED, Fusion BCHI Acquisition LLC (as successor in interest by merger to Birch Communications Holdings, Inc.), a Delaware limited liability company (“Maker”), hereby promises to pay to R. Kirby Godsey (together with his heirs, successors and permitted assigns, the “Holder”) at his offices, or at such other place as Holder may from time to time direct, in lawful money of the United States, the principal sum of ONE MILLION TWO HUNDRED SEVENTY SIX THOUSAND THREE HUNDRED THIRTY-SIX and 68/100 DOLLARS ($1,276,336.68), or such lesser amount as shall then be outstanding hereunder, on March 31, 2019, with interest (computed on the basis of a 360-day year payable for the number of days actually elapsed) on the unpaid balance thereof at the rate of 12% per annum until the principal hereof shall have become due and payable. Subject in all respects to the subordination provisions set forth in Annex A attached hereto, all interest hereon shall be payable quarterly in arrears on each Interest Payment Date (as defined below).

Subject in all respects to the subordination provisions set forth in Annex A attached hereto, accrued and unpaid interest shall be payable on the last day of each of March, June, September and December of each year (each an “Interest Payment Date”) commencing June 30, 2018.

Subject in all respects to the subordination provisions set forth in Annex A attached hereto, the outstanding principal amount hereof will be due and payable as follows: (i) two consecutive installments of $425,445.56 shall be due and payable on September 30, 2018 and December 31, 2018, respectively; and (ii) a final installment of the entire remaining outstanding principal balance shall be due and payable in full on March 31, 2019, together with all accrued but unpaid interest thereon.

Events of Default. Each of the following shall constitute an “Event of Default”:

(i)            Maker fails to pay any amount due hereunder within ten (10) days of demand by Holder therefor;

(ii)           Maker fails to comply with or to perform in accordance with, or otherwise breaches, any other provision contained in this Note that is not cured within thirty (30) days after such failure first occurs; or

(iii)         the execution of an assignment for the benefit of creditors by Maker or the filing or commencement of any proceedings for relief under any applicable bankruptcy laws or insolvency laws or any laws relating to the relief of debtors, readjustment of any indebtedness, reorganization, composition, extension of debt, or the appointment of a trustee for, by or against Maker.

Subject in all respects to the subordination provisions set forth in Annex A attached hereto, upon and after the occurrence of an Event of Default, Holder shall have the right, without presentment, notice, or demand of any kind, to accelerate this Note and to declare all of the obligations of Maker under this Note due and payable immediately, and to exercise all of Holder’s rights and remedies as provided in this Note or under applicable law; provided that, upon the occurrence of an Event of Default under clause (iii) above, all obligations of Maker under this Note shall automatically become due and payable immediately. Maker hereby waives presentment, demand for payment, notice of nonpayment, protests, notice of protests, notice of dishonor and all other notices in connection with this Note.

Notwithstanding any other provision contained in this Note, the aggregate interest rate per annum charged with respect to this Note (including, without limitation, all charges and fees deemed to be interest pursuant to applicable law), shall not exceed the maximum rate per annum permitted by applicable law. In the event that the aggregate interest rate per annum payable with respect to this Note (including, without limitation, all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, (i) Maker shall only pay interest at the maximum permitted rate, (ii) Maker shall continue to make such interest payments at the maximum permitted rate until all such interest payments and other charges and fees payable hereunder (in the absence of such legal limitations) have been paid in full, (iii) any interest in excess of the maximum permitted rate received by the Holder shall, at the Holder’s option, be applied to a prepayment of the principal amount of this Note or refunded to Maker, and (iv) neither Maker nor any other Person shall have any right of action against the Holder for any damages or penalties arising out of the payment or collection of any such excess interest. In determining whether the interest contracted for, charged, or received with respect to this Note exceeds the maximum permitted rate, the Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

Payments of principal of and interest on this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Holder for such purpose or at such other place as the Holder shall have designated.

This Note re-evidences certain outstanding obligations previously evidenced by that certain Subordinated Promissory Note dated October 28, 2016, in the original face amount of $1,825,000.00 issued by the Maker to Holder (the “Previous Note”). The face amount of this Note reflects a principal payment made on the date hereof in the amount of $912,500. This Note is not in payment or satisfaction of the Previous Note, nor is this Note in any way intended to constitute a novation of the Previous Note.

THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Bircan Sub Note – Godsey]

IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Note as of the date first above written.

MAKER:

FUSION BCHI ACQUISITION LLC

By: /s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Address:

420 Lexington Ave., Suite 1718
New York, New York 10170

[SIGNATURES CONTINUE ON NEXT PAGE]

 [Bircan Sub Note – Godsey]

HOLDER:

/s/ R. Kirby Godsey___________________
R. Kirby Godsey

Address:

320 Interstate North Parkway SE, Suite 300
Atlanta, Georgia 30339

 [Bircan Sub Note – Godsey]

Annex A
to Subordinated Promissory Note
SUBORDINATION PROVISIONS

1.           Definitions.

1.1         General Terms. As used in these Subordination Provisions, the following terms shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Collateral” means, collectively, (a) the “Collateral” as such term is defined in the First Lien Credit Agreement, (b) the “Collateral” as such term is defined in the Second Lien Credit Agreement and (c) any other property (including equity interests) on which liens are purported to be granted pursuant to any Senior Indebtedness Agreement as security for any Senior Indebtedness.

“Distribution” means any payment, distribution or dividend (whether in respect of principal, interest, fees or otherwise), whether in cash, in kind, securities or any other property, or security for any such payment, distribution or dividend.

“Event” has the meaning set forth in Section 2.2(c).

“First Lien Agent” means Wilmington Trust, National Association, in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement, and its successors and assigns in such capacity.

“First Lien Credit Agreement” means the First Lien Credit and Guaranty Agreement dated as of May 4, 2018, among Parent, Maker, certain other subsidiaries of Parent from time to time party thereto, the lenders from time to time party thereto and the First Lien Agent, as the foregoing now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

Parent” means Fusion Connect, Inc., a Delaware corporation, and its successors and assigns.

“Second Lien Agent” means Wilmington Trust, National Association, in its capacity as administrative agent and collateral agent under the Second Lien Credit Agreement, and its successors and assigns in such capacity.

“Second Lien Credit Agreement” means the Second Lien Credit and Guaranty Agreement dated as of May 4, 2018, among Parent, Maker, certain other subsidiaries of Parent from time to time party thereto, the lenders from time to time party thereto and the Second Lien Agent, as the foregoing now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Senior Creditors” means, collectively, (a) the “Secured Parties” as such term is defined in the First Lien Credit Agreement, (b) the “Secured Parties” as such term is defined in the Second Lien Credit Agreement, (c) any other holders of Senior Indebtedness and (d) the Senior Representatives of any of the foregoing.

Annex A-1

“Senior Default” means a Default or an Event of Default (or any comparable term) under (and as defined in) any Senior Indebtedness Agreement.

“Senior Indebtedness” means, collectively, (a) all “Obligations” as such term is defined in the First Lien Credit Agreement, (b) all “Obligations” as such term is defined in the Second Lien Credit Agreement and (c) all obligations of every nature of Parent, Maker and each of Parent’s other subsidiaries under (i) any “Permitted Second Lien Indebtedness”, “Permitted Credit Agreement Refinancing Indebtedness” or “Permitted Incremental Equivalent Indebtedness” in each case as such term is defined in the First Lien Credit Agreement or (ii) any “Permitted Section 6.1(e) Indebtedness”, “Permitted Credit Agreement Refinancing Indebtedness” or “Permitted Incremental Equivalent Indebtedness” in each case as such term is defined in the Second Lien Credit Agreement, whether for principal, interest (including default interest accruing pursuant to the terms of the Senior Indebtedness Agreements in respect of such Senior Indebtedness and interest (including such default interest) that would continue to accrue pursuant to such Senior Indebtedness Agreements on any such obligations after the commencement of any proceeding under the Bankruptcy Code or other applicable law or the occurrence of any other Event with respect to Parent, Maker or such other subsidiary, whether or not such interest is allowed or allowable against Parent, Maker or such other subsidiary in any such proceeding), reimbursement obligations, fees (including prepayment fees), expenses, indemnification or otherwise; provided that Senior Indebtedness shall not include any indebtedness of Parent, Maker or any of Parent’s other subsidiaries described in this clause (c) that is contractually subordinated in right of payment to any other indebtedness of Parent, Maker or such other subsidiary. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the Bankruptcy Code or other applicable law.

“Senior Indebtedness Agreements” means, collectively, (a) the First Lien Credit Agreement, the other “Credit Documents” as such term is defined in the First Lien Credit Agreement executed and/or delivered in connection with the First Lien Credit Agreement as from time to time in effect, (b) the Second Lien Credit Agreement and the other “Credit Documents” as such term is defined in the Second Lien Credit Agreement executed and/or delivered in connection with the Second Lien Credit Agreement as from time to time in effect and (c) any other credit agreement, indenture or other agreement or instrument evidencing or governing the rights of the holders from time to time of any Senior Indebtedness, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Senior Representatives” means, collectively, (a) the First Lien Agent, (b) the Second Lien Agent and (c) any other agent, trustee or other representative of the holders from time to time of any Senior Indebtedness.

“Subordinated Indebtedness” means all principal, interest and other amounts payable or chargeable in connection with the Subordinated Note and any other Subordinated Lending Agreement.

“Subordinated Lender” means the Holder and its heirs, successors and assigns. References to the Subordinated Lender as “it” is intended to mean the Subordinated Lender notwithstanding that the Subordinated Lender is a natural person.

x A-2

“Subordinated Lending Agreements” means, collectively, (a) the Subordinated Note, including the Subordination Provisions, and (b) all agreements, documents and instruments now or at any time hereafter executed and/or delivered by Maker or any other Person to, with or in favor of the Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Subordinated Note” means the Amended and Restated Subordinated Promissory Note, dated as of May 4, 2018, executed by Maker, payable to the order of the Subordinated Lender, in an aggregate principal amount of up to $1,475,316.78, as may be amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time in accordance with the terms of the Subordinated Note and the Senior Indebtedness Agreements.

“Subordination Provisions” means the provisions of this Annex A.

1.2           Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Subordinated Note.

2.            Covenants. Each of Maker and the Subordinated Lender, and any transferee of any Subordinated Indebtedness, hereby covenants that until the Senior Indebtedness shall have been indefeasibly paid in full and satisfied in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) and the Senior Indebtedness Agreements shall have been irrevocably terminated, all in accordance with the terms of the Senior Indebtedness Agreements, it will comply with such of the Subordination Provisions hereof as are applicable to it:

2.1           Transfers. These Subordination Provisions constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and the Senior Representatives thereof, and such provisions are made for the benefit of the holders of Senior Indebtedness, and the Senior Representative thereof, and such holders, and the Senior Representative thereof, are hereby made obligees and express third party beneficiaries hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions. The Subordinated Lender covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a joinder to, or acknowledgment of, the Subordination Terms in form and substance reasonably satisfactory to the First Lien Agent and the Second Lien Agent.

2.2         Subordination Provisions. Notwithstanding any other provision of the Subordinated Lending Agreements to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

x A-3

(a)           Payments. If a Senior Default shall have occurred and be continuing, and, other than in the case of a Senior Default arising in respect of any Event, any Senior Representative or other Senior Creditor shall have provided prior written notice to Maker that no Distribution be made, then (i) no Distribution of any kind or character, whether in cash securities or other property, and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, shall be made by or on behalf of Maker with respect to the Subordinated Note to the Subordinated Lender and (ii) no amounts payable under the Subordinated Note shall be forgiven or otherwise reduced in any way.

(b)         Limitation on Remedies. The Subordinated Lender shall not be entitled to exercise any remedies as a creditor or commence any other action or proceeding to recover any amounts due or to become due with respect to the Subordinated Indebtedness prior to the indefeasible payment in full in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) of all Senior Indebtedness and the irrevocable termination of the Senior Indebtedness Agreements.

(c)           Prior Payment of Senior Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to Maker or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Maker or distribution or marshalling of its assets or any composition with creditors of Maker, whether or not involving insolvency or bankruptcy, or if Maker shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an “Event”), then all Senior Indebtedness shall be indefeasibly paid in full and satisfied in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) and the Senior Indebtedness Agreements irrevocably terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to the Senior Creditors or their respective Senior Representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, until amounts owing upon Senior Indebtedness shall have been indefeasibly paid in full in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) and the Senior Indebtedness Agreements irrevocably terminated.

(d)           Power of Attorney. To enable the Senior Creditors to assert and enforce their rights hereunder in any proceeding referred to in Section 2.2(c) or upon the happening of any Event, each Senior Representative or any Person whom it may designate is hereby irrevocably appointed attorney-in-fact for the Subordinated Lender with full power to act in the place and stead of the Subordinated Lender, including the right to make, present, and file and to vote such proofs of claim against Maker on account of all or any part of the Subordinated Indebtedness as such Senior Representative may deem advisable and to receive and collect any and all payments made thereon and to apply the same on account of the Senior Indebtedness. The Subordinated Lender will execute and deliver to any Senior Representative such instruments as may be required by such Senior Representative to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all payments which may be made at any time on account thereof, and the Subordinated Lender hereby irrevocably appoints each Senior Representative as the lawful attorney and agent of the Subordinated Lender to execute such instruments on behalf of the Subordinated Lender and hereby further authorizes the Senior Representatives to file such instruments in any appropriate public office.

x A-4

(e)           Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by the Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of the Subordinated Lender at a time when the Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof, including if same is collected or received when there is or would be after giving effect to such payment a Senior Default, then the Subordinated Lender will forthwith deliver, or cause to be delivered, the same to the Senior Representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Subordinated Lender, or any such Affiliate, as the property of the Senior Representatives and shall not be commingled with other property of the Subordinated Lender or any such Affiliate.

(f)           Subrogation. Subject to the prior indefeasible payment in full in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) of the Senior Indebtedness and the irrevocable termination of the Senior Indebtedness Agreements, to the extent that any Senior Creditor or any Senior Representative thereof has received any Distribution on the applicable Senior Indebtedness which, but for the Subordination Provisions hereof, would have been applied to the Subordinated Indebtedness, the Subordinated Lender shall be subrogated to then or thereafter rights of such Senior Creditor or such Senior Representative thereof, including, without limitation, the right to receive any Distribution made on the applicable Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be indefeasibly paid in full and, for the purposes of such subrogation, no Distribution to any Senior Creditor or any Senior Representative thereof to which the Subordinated Lender would be entitled except for the Subordination Provisions hereof shall, as between Maker, its creditors (other than the Senior Creditors and the Senior Representatives) and the Subordinated Lender, be deemed to be a Distribution by Maker to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender on the one hand, and the Senior Creditors on the other hand.

(g)           Scope of Subordination. The Subordination Provisions hereof are solely to define the relative rights of the Subordinated Lender and the Senior Creditors. Nothing in this Annex A shall impair, as between Maker and the Subordinated Lender the unconditional and absolute obligation of Maker to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Note and the Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of the Senior Creditors hereunder.

x A-5

2.3           Unsecured Creditor of Maker. The Subordinated Lender hereby agrees and acknowledges that the Subordinated Indebtedness is an unsecured obligation of Maker.

3.             Miscellaneous.

3.1           Survival of Rights. The rights of the Senior Creditors to enforce the Subordination Provisions shall not be prejudiced or impaired by any act or omitted act of Maker, the Subordinated Lender or any Senior Creditor, including, without limitation, forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Maker with such provisions, regardless of the actual or imputed knowledge of any Senior Creditor.

3.2           Bankruptcy Financing Issues. The Subordinated Note shall continue in full force and effect after the filing of any petition (“Petition”) by or against Maker under the Bankruptcy Code and all converted or succeeding cases in respect thereof. All references herein to Maker shall be deemed to apply to Maker as debtor-in-possession and to a trustee for Maker. If Maker shall become subject to a proceeding under the Bankruptcy Code, and if any Senior Creditors shall desire to permit the use of cash collateral or to provide post-Petition financing from such Senior Creditors to Maker under the Bankruptcy Code, the Subordinated Lender agrees as follows: (a) adequate notice to Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if the Subordinated Lender receives notice thereof three (3) Business Days (or such shorter notice as is given to the Senior Creditors or the Senior Representatives thereof) prior to the earlier of (i) any hearing on a request to approve such post-petition financing or (ii) the date of entry of an order approving same and (b) no objection will be raised by the Subordinated Lender to any such use of cash collateral or such post-Petition financing from such Senior Creditors.

3.3           Insurance Proceeds. The Senior Representatives of any Senior Indebtedness that is secured by any Collateral, as holders of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against the Subordinated Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to the applicable Senior Representatives, to the extent of the applicable Senior Creditors’ claim, and the Subordinated Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to the applicable Senior Creditors. In the event the applicable Senior Representatives, in their sole discretion or pursuant to agreement with Maker, permits Maker to utilize the proceeds of insurance to replace Collateral, the consent of such Senior Representatives thereto shall be deemed to include the consent of the Subordinated Lender.

3.4           Receipt of Agreements. The Subordinated Lender hereby acknowledges that it has delivered to each Senior Representative a correct and complete copy of the Subordinated Lending Agreements as in effect on the date hereof. The Subordinated Lender, solely for the payment of the Subordinated Note, hereby acknowledges receipt of a correct and complete copy of each of the Senior Indebtedness Agreements as in effect on the date hereof.

3.5           No Amendment of Subordinated Lending Agreements. So long as any Senior Indebtedness Agreement remains in effect, neither Maker nor the Subordinated Lender shall enter into any amendment, waiver or modification of the Subordinated Lending Agreements, without the prior written consent of the Senior Representatives.

x A-6

3.6           Amendments to Senior Indebtedness Agreements. Nothing contained herein shall in any manner limit or restrict the ability of the Senior Creditors to increase or change the terms of the Senior Indebtedness under any Senior Indebtedness Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Indebtedness Agreements, in such manner as the applicable Senior Creditors and Maker shall mutually determine. The Subordinated Lender hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by the Senior Creditors to Maker from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established hereby in respect of the Subordinated Indebtedness.

3.7           Notice of Default and Certain Events. The Subordinated Lender shall notify the Senior Representatives of the occurrence of any of the following as applicable:

(a)           the obtaining of actual knowledge of the occurrence of any Event of Default under any of the Subordinated Notes;

(b)           the acceleration of any Subordinated Indebtedness by the Subordinated Lender; or

(c)           the granting of any waiver of any Event of Default by the Subordinated Lender.

3.8           Binding Effect; Governing Law. The Subordination Provisions shall be a continuing agreement and shall be binding upon Maker and the Subordinated Lender and their respective heirs, successors and assigns and inure to the benefit of the Senior Creditors, Maker and the Subordinated Lender and their respective heirs, successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or indefeasibly paid in full in cash or cash equivalents (other than contingent indemnity obligations which by their terms survive any termination of the applicable Senior Indebtedness Agreement) and the Senior Indebtedness Agreements shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Maker with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Maker, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Maker or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which any Senior Creditor or Maker may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the Subordination Provisions or the obligations of Maker or the Subordinated Lender hereunder. The headings in the Subordination Provisions are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof. THE SUBORDINATION PROVISIONS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND OBLIGATIONS OF MAKER, THE SUBORDINATED LENDER AND THE SENIOR CREDITORS SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

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3.9           Waiver of Substantive Consolidation. By its acceptance of the Subordinated Note, the Subordinated Lender agrees that, in any proceeding under the Bankruptcy Code or any proceeding under any similar law, it will not, directly or indirectly, request, join in or support any request, or provide any assistance or encouragement or solicit any other Person to make any request, for substantive consolidation of Maker with any one or more of its subsidiaries or parent entities or for a determination that piercing the corporate veil, alter ego or any similar theory is applicable to Maker and one or more of its subsidiaries or parent entities and waive any and all rights they may have to do so. In the event that Maker is substantively consolidated with any or more of its subsidiaries or parent entities, the Subordinated Lender agrees that it will not benefit from such substantive consolidation and will be treated as if the substantive consolidation did not occur (and any such benefit that would have accrued to the Subordinated Lender shall be turned over to the creditors of the subsidiary or subsidiaries that are so substantively consolidated). The Subordinated Lender acknowledges that the Senior Creditors are expressly relying on the separateness of Maker from its subsidiaries and parent entities, and agrees that the Senior Creditors may rely on the agreements and waivers in this paragraph.

4.           PROCEEDINGS. SUBJECT TO CLAUSE (E) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST MAKER, THE SUBORDINATED LENDER OR ANY SENIOR CREDITOR ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT EXCLUSIVELY IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING OR ACCEPTING THE SUBORDINATED NOTE, EACH OF MAKER AND THE SUBORDINATED LENDER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO CLAUSE (E) BELOW); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN THE SIGNATURE PAGES TO THE SUBORDINATED NOTE; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE SENIOR CREDITORS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST MAKER OR THE SUBORDINATED LENDER IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THE SUBORDINATION PROVISIONS, THE SUBORDINATED LENDING AGREEMENTS OR THE SENIOR INDEBTEDNESS AGREEMENTS OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

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5.           WAIVER OF JURY TRIAL. EACH OF MAKER AND THE SUBORDINATED LENDER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM OR THE SENIOR CREDITORS RELATING TO THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF MAKER AND THE SUBORDINATED LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM AND THE SENIOR CREDITORS HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE SUBORDINATED LENDING AGREEMENTS AND/OR THE SENIOR INDEBTEDNESS AGREEMENTS, AND THAT EACH OF THEM AND THE SENIOR CREDITORS WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF MAKER AND THE SUBORDINATED LENDER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5 AND EXECUTED BY EACH OF MAKER AND THE SUBORDINATED LENDER AND CONSENTED TO IN WRITING BY EACH SENIOR REPRESENTATIVE), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THE SUBORDINATION PROVISIONS MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

6.           Maker Acknowledgement. Maker agrees that (a) nothing contained in the Subordination Provisions shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between Maker and any Senior Creditor or between Maker and the Subordinated Lender and (b) the Subordination Provisions are solely for the benefit of the Senior Creditors and the Subordinated Lender and shall not give Maker, its successors or assigns, or any other Person any rights vis-à-vis any Senior Creditor or the Subordinated Lender.

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